PIN-SUMSUP-2 022912
Summary Prospectus Supplement dated February 29, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Institutional Class shares of the Fund listed below:
Invesco Premium Income Fund
Effective as of the opening of business on March 15, 2012, the following information replaces in its entirety the second paragraph and the Minimum Investments Table appearing under the heading “Purchase and Sale of Fund Shares” in the prospectus:
“Initial investments in the Institutional Class of a Fund must be at least $10 million, regardless of whether such investment is made directly or through an omnibus account, unless such investment is made by an institutional investor that is (i) an investment company, as defined under the Investment Company Act of 1940, as amended, that is part of a family of investment companies which own in the aggregate at least $100 million in securities, (ii) a defined contribution plan with at least $100 million of combined defined contribution and defined benefit plan assets, (iii) investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account, or (iv) a defined contribution or defined benefit plan making a minimum investment of at least $1 million in each Fund in which it invests. There is no minimum initial investment requirement for those institutional investors described in (i)—(iii) above.”
PIN-SUMSUP-2 022912